UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2016
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Covisint Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-36088	26-2318591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26533 Evergreen Rd., Suite 500 Southfield, MI	48076
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (248) 483-2000
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 25, 2016, the Covisint Corporation Board of Directors (the “Board”) appointed Andreas Mai, John F. Smith and Jonathan Yaron as directors of the Board. On October 4, 2016, the Board appointed Mr. Mai a member of the Nominating / Governance Committee, Mr. Smith the Chairman of the Nominating / Governance Committee, and Mr. Yaron a member of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 6, 2016

COVISINT CORPORATION

By	/s/ Enrico Digirolamo
Enrico Digirolamo
Chief Financial Officer

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